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                                                                      Exhibit 11
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                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Piper Funds Inc.:


We consent to the use of our report dated October 25, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                        /s/ KPMG Peat Marwick LLP

                                            KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 18, 1996